SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(C) or ss. 240.14a-12

                     American Physicians Service Group, Inc.
                (Name of Registrant as Specified In Its Charter)

                     American Physicians Service Group, Inc.
                   (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(I)(2).
|_|  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(I)(3).
|_|  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:



         2) Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         4)  Proposed maximum aggregate value of transaction:


         1 Set forth the amount on which the filing fee is calculated and state how it was determined.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                                   LOGO HERE

                           1301 Capital of Texas Highway
                                Austin, Texas  78746

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held June 13, 1996

         Notice is hereby given that the Annual Meeting of Shareholders of American Physicians Service Group, Inc., a Texas corporation (the "Company"), will be held at The Barton Creek Conference Center located at 8212 Barton Club Drive, Austin, Texas 78735, on Thursday, June 13, 1996 at 8:00 a.m., Austin, Texas time, for the following purposes:

         (a)      To elect six directors to serve on the Board of Directors;

         (b)      To authorize the adoption of the 1995 Non-Employee Director
                     Stock Option Plan,as described in the accompanying Proxy statements;

         (c)      To authorize the adoption of the 1995 Incentive and
                     Non-Qualified Stock Option Plan; and

         (d)      To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The accompanying Proxy Statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

         Only shareholders of record at the close of business on April 26, 1996, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment(s) thereof.

         You are cordially invited and urged to attend the meeting, but if you are unable to attend the meeting, you are requested to sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. If you attend the meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.

                       By Order of the Board of Directors




                          W. H. HAYES, VP and Secretary

Austin, Texas
May 2, 1996

                  AMERICAN PHYSICIANS SERVICE GROUP, INC.
                       1301 Capital of Texas Highway
                             Austin, Texas  78746

                               PROXY STATEMENT
                                    for
                        ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held June 13, 1996

         This Proxy Statement is sent to shareholders of American Physicians Service Group, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at The Barton Creek Conference Center located at 8212 Barton Club Drive, Austin, Texas 78735, on Thursday, June 13, 1996 at 8:00 a.m., Austin, Texas time, and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and regular employees of the Company. The Company may also engage the service of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy were first mailed to shareholders on or about May 2, 1996.

                               ANNUAL REPORT

         Enclosed is an Annual Report to Shareholders for the year ended December 31, 1995, including audited financial statements. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                             REVOCATION OF PROXY

         Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of the Company of such revocation, (b) by voting in person at the meeting, or
(c) by executing and delivering to the Secretary of the Company a later dated proxy.

                 OUTSTANDING COMMON STOCK; CERTAIN SHAREHOLDERS

         The voting securities of the Company are shares of its common stock, $.10 par value (the "Common Stock"), each share of which entitles the holder thereof to one vote on each matter properly brought before the meeting. Only shareholders of record at the close of business on April 26, 1996 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment(s) thereof. At April 26, 1996, the Company had outstanding and entitled to vote 4,002,204 shares of Common Stock.

         The following table sets forth certain information as of April 26, 1996 regarding the amount and nature of the beneficial ownership of Common Stock by
(a) each person who is known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director and nominee for director of the Company, (c) each executive officer of the Company named in the Summary Compensation Table below, and (d) all officers and directors of the Company as a group:

                                   Amount and Nature              Percent
 Name and Address of                  of Beneficial                 of
  Beneficial Owner                   Ownership(1)(2)               Class
                                     --------------                -----

Kenneth S. Shifrin................         384,858                  9.3
 1301 Capital of Texas Highway
 Austin, Texas 78746

Duane K. Boyd.........................     120,000                  3.0
Jack R. Chandler, M.D.................     100,093                  2.5
Richard J. Clark......................     111,696                  2.8
Samuel R. Granett.....................      13,301                   .3
W. H. Hayes...........................      59,999                  1.5
Jack Murphy...........................      55,000                  1.4
Robert L. Myer........................       --                      .0
William A. Searles.....................     31,000                   .8
Roger T. Scaggs........................      8,333                   .2

All officers and directors as
 a group (11 persons)(2)(3)............    884,280                 20.5


- --------------

      (1) Except as otherwise indicated, each individual has sole voting and investment power with respect to all shares owned by such individual.

      (2) The number of shares beneficially owned by officers and directors includes the following number of shares subject to options that are presently exercisable or exercisable within 60 days after April 26, 1996: Mr. Shifrin, 133,333; Dr. Chandler, 33,333; Mr. Clark, 33,333; Mr. Hayes, 34,999; Mr. Murphy,
30,000; Mr. Searles, 30,000; and Mr. Scaggs, 8,333. The number of shares beneficially owned by all directors and officers as a group, including the above-named directors, includes 303,331 shares subject to options that are presently exercisable or exercisable within 60 days after April 26, 1996.

      (3) Includes the president and chairman of the board, if any, of each of the Company's subsidiaries.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

      Set forth below is information concerning aggregate cash compensation paid during each of the Company's last three fiscal years to the Company's Chief
Executive Officer and each of the Company's other most highly compensated executive officers who received in excess of $100,000 in salary and bonuses during 1995.


                                                    Summary Compensation Table

                                                          Annual Compensation                 Long Term Compensation
                                                  --------------------------------------      -------------------
                                                                                                    Awards
                                                                                              -------------------
                                                                                Other Annual      Securities         All Other
                                                                                Compensation      Underlying         Compensation
Name and Principal Position      Fiscal Year       Salary($)     Bonus($)(1)       ($)(2)          Options(#)          ($)(3)
- -----------------------------   --------------    -----------     -----------   -----------   -------------------    -----------
Kenneth S. Shifrin, CEO               1995            112,500          44,800            --                25,000          3,154
                                      1994            112,500          41,700            --                    --          3,049
                                      1993            112,500          35,000            --                    --          2,950
Samuel R. Granett, Senior VP          1995                 --              --       491,571                 7,500          3,154
                                      1994                 --          35,746       372,088                    --          3,080
                                      1993             18,350              --       764,950                    --          2,968
Duane K. Boyd, Senior VP              1995            150,000         121,000            --                    --          3,154
                                      1994            150,000          57,000            --                    --          3,080
                                      1993            150,000          90,000            --                    --          2,968
Roger T. Scaggs, Senior VP            1995            105,333          46,200            --                    --          2,970
                                      1994             96,000          45,317            --                25,000          2,970
                                      1993             93,855          10,000            --                    --          2,772

William H. Hayes, VP                  1995             87,620          19,300            --                25,000          3,154

                                      1994             83,160          17,900            --                25,000          3,042

                                      1993             80,850          15,000            --                20,000          2,950

- ---------------------------



      (1)     Reflects bonus paid during the fiscal year.
      (2)     Consists of commissions earned.
      (3)     Consists of Company contributions to the Company's 401(k) plan.


Options Granted During Last Fiscal Year

      The following table provides information related to options granted to the named executive officers during 1995. The Company does not have any outstanding stock appreciation rights.



                        Option Grants in Last Fiscal Year

                                Individual Grants

- ------------------------------------------------------------------------------------------------------------------------------------
                    Number of securities
                    underlying Options           Percent of total options granted to
Name                   granted (#)                  employees in fiscal year           Exercise price ($/Sh)      Expiration date
- -----------------   -------------------          -------------------------------       ---------------------      ----------------
Kenneth S.                 25,000                               20%                               $3.25                  06/15/00
Shifrin, CEO
Samuel R.
Granett, Senior             5,000                                4%                               $3.50                  08/31/00
VP                          2,500                                2%                               $9.63                  12/31/00
Duane K. Boyd,
Jr., Senior VP                 --                                --                                  --                       --
Roger T.
Scaggs, Senior                 --                                --                                  --                       --
VP
William H.                 25,000                               20%                               $3.25                  06/15/00
Hayes, VP

Option Exercises During 1995 and Option Values at December 31, 1995

      The following table provides information related to options exercised by the named executive officers during 1995 and the number and value of options held at December 31, 1995. The Company does not have any outstanding stock appreciation rights.



                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                        ---------------------------------
                                                                 Number of Securities Underlying
                                                                 Unexercised Options at Fiscal    Value of Unexercised In-the-Money
                                                                        Year End                    Options at Fiscal Year End
                                                                  ---------------------------       ---------------------------
                                   Shares Acquired     Value                                        Exercisable   Unexercisable
         Name                      on Exercise(#)    Realized($)  Exercisable(#)  Unexercisable(#)      ($)           ($)
- ----------------------------       ------------     ------------  -------------   -------------     -----------  --------------
Kenneth S. Shifrin, CEO                  --               --            225,000          25,000       1,856,250         159,375
Samuel R. Granett, Senior VP             --               --                 --           7,500              --          30,625
Duane K. Boyd, Senior VP               40,000          62,500           160,000              --       1,262,400              --
Roger T. Scaggs, Senior VP               --               --             58,333          16,667         455,956         122,919
William H. Hayes, VP                   21,000          40,688            26,666          48,334         192,570         328,130

- ---------------------------


      (1) The Value of Unexercised In-the-Money Options is before any income taxes and was calculated by subtracting the per share exercise price of the option from the closing price for the Company's Common Stock on December 31, 1995 ($9.625) and multiplying the difference times the number of shares of Common Stock underlying the option.

Compensation of Directors
- -------------------------
      Messrs. Murphy and Searles receive a fee of $1,000 for each meeting of the Board of Directors that they attend. Messrs. Clark, Chandler and Shifrin do not receive separate compensation for their services as directors.

                            CERTAIN TRANSACTIONS

      Until October 1994, the Company retained Mr. Richard J. Clark, a director of the Company, to provide consulting services to the Company as an independent contractor. During the year ended December 31, 1994, Mr. Clark was paid approximately $63,000 for such services. Mr. Clark was employed by the Company in October 1994, terminating the consulting agreement.

                       SECTION 16 FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on review of the copies of such forms received by the Company with respect to 1995, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with, except that during 1995 one report on Form 4 was filed late by each of Richard J. Clark and William A. Searles. Mr. Clark and Mr. Searles are directors of the Company.

                                  QUORUM; VOTING

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

      Cumulative voting is not permitted in the election of directors of the Company. On all matters (including election of directors) submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each holder of Common Stock will be entitled to one vote for each share of Common Stock owned of record by such shareholder at the close of business on April 26, 1996.
                              SHAREHOLDER PROPOSALS

      Any shareholder of the Company meeting certain minimum stock ownership and holding period requirements may present a proposal for action at the annual meeting of shareholders to be held in 1997. Such shareholder must deliver the proposal to the executive offices of the Company no later than January 15, 1997, unless the Company notifies the shareholders otherwise. Only those proposals that are proper for shareholder action and otherwise proper may be included in the Company's proxy statement. The Nominating Committee of the Board of Directors will consider nominations for directors of the Company to be elected at the Annual Meeting of Shareholders to be held in 1997 that are submitted in writing by any shareholder of the Company prior to January 15, 1997. Notwithstanding the foregoing, all shareholder proposals must be made in compliance with the applicable provisions of the Bylaws of the Company.

                        ACTION TO BE TAKEN UNDER THE PROXY

      Proxies in the accompanying form which are properly executed and returned will be voted at the meeting and any adjournment(s) thereof and will be voted in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted as follows with respect to such matters: (a) "FOR" the six persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, (b) "FOR" the adoption of the Company's 1995 Non-Employee Director

Stock Option Plan, (c) "FOR" the adoption of the Company's 1995 Incentive and Non-Qualified Stlck Option Plan, and (d) in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof. The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the meeting. If, however, other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the meeting from time to time.

                           ELECTION OF DIRECTORS

      Pursuant to the Company's Bylaws, the Board of Directors has, by resolution, fixed the number of directors at six, and six directors will be elected. All nominees will be elected to hold office until the next annual meeting of shareholders of the Company and until his successor is elected and qualified. Each nominee is presently a director of the Company and, with the exception of Mr. Clark, has served continuously since first becoming a director. Mr. Clark has been a director since January 1990, and had previously served in that capacity from 1978 to 1986.
 The Board of Directors held seven meetings during the year ended December 31, 1995, and each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the board on which he served.

                                                                 Director of
              Name                          Age                 Company Since

              Jack R. Chandler, M.D.        71                      1983
              Richard J. Clark              62                      1990
              Jack Murphy                   67                      1974
              Robert L. Myer                47                      1996 Nominee
              William A. Searles            53                      1989
              Kenneth S. Shifrin            47                      1987


      Mr. Shifrin has been Chairman of the Board since March 1990. He has been President and Chief Executive Officer since March 1989 and was President and Chief Operating Officer from June 1987 to February 1989. He has been a Director of the Company since February 1987. From February 1985 until June 1987,
Mr. Shifrin served as Senior Vice President - Finance and Treasurer. He has been Chairman of the Board of Prime Medical Services, Inc. since October
1989.  Mr. Shifrin is a member of the Young Presidents' Organization.

      Dr. Chandler, a founder of the Company, has been a Director of the Company since July 1983 and has served as Vice Chairman of the Board since February 1985. Dr. Chandler was Vice Chairman of American Physicians Insurance Exchange from August 1975 to April 1978 and was

Chairman of its Board of Directors from April 1978 to April 1985. Dr. Chandler was a physician in private practice in San Antonio, Texas from 1956 until his retirement in 1985. Dr. Chandler serves as a Director of Prime Medical Services, Inc.

      Mr. Clark has been a Director of the Company since January, 1990 and had previously served in that capacity from 1978 to 1986. Mr. Clark was Secretary of the Company from January 1977 to July 1983. He was an officer of several insurance-related subsidiaries of the Company from 1977 to 1986 and was a consultant to the Company in that area from 1986 through September 1994. In October 1994, Mr. Clark again became an employee of the Company. Mr. Clark has over 30 years experience in the insurance industry.

      Mr. Murphy, a founder of the Company, was Chairman of the Board from February 1989 to March 1990 and previously held that position from October 1974 to December 1987. He has been a Director of the Company since October 1974 and was President from October 1974 to January 1986.

      Mr. Myer is currently President and Chief Executive Officer of College Insurance Group, Inc., an insurance holding company which owns 100% of Annuity Service Corp. and Financial Assurance Life Insurance Company. Annuity Service Corp. manages and administers qualified plan annuity and life insurance business for several insurance companies. Financial Assurance Life is a provider of annuity and life products. Mr. Myer had previously founded and was President and Chief Executive Officer of the NAP Group of Companies. The NAP Group of Companies marketed and administered tax-deferred annuity and life insurance programs.

      Mr. Searles has been a director since July 1989. He is an independent business consultant and from 1981 to 1989 was associated with Bear, Stearns & Co., Inc. (an investment banking firm), most recently as an Associate Director/ Limited Partner. He currently serves as a Director of two other public companies: Diversified Communications Industries, Ltd. and Prime Medical Services, Inc.

      Should any nominee named herein for the office of director become unwilling or unable to accept nomination of election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Company may recommend or the Board of Directors of the Company may reduce the number of directors to be elected. The Board of Directors has no reason to believe that any nominee named above will be unwilling or unable to serve.

      The Board recommends a vote FOR each nominee for director.

                 CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

      No family relationships exist among the officers or directors of the Company. Except as indicated above, no director of the Company is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

      The Board of Directors has a standing audit committee which, during 1995, consisted of two directors, Mr. Murphy and Mr. Searles. The audit committee held three meetings during the year ended December 31, 1995, at which both members were present. The audit committee meets with the Company's independent auditors, reviews the financial statements of the Company, and recommends to the Board of Directors of the Company the selection of the Company's independent auditors for each fiscal year. The Board has a standing compensation committee which, in 1995, consisted of two directors, Mr. Murphy and Mr. Searles. The compensation committee held two meetings during the year ended December 31, 1995. The compensation committee has primary responsibility for determining executive compensation. The Board also has a standing option committee which consisted of two directors, Mr. Murphy and Mr. Searles. The option committee held two meetings during the year ended December 31, 1995. The option committee has primary responsibility for recommending option grants to key employees and to directors who are not on the option committee.

      The Board of Directors has an executive committee currently consisting of Mr. Murphy and Mr. Shifrin. The executive committee held no meetings during the year ended December 31, 1994. The executive committee has the authority to take all actions that the Board of Directors of the Company has, except in limited circumstances as described in the Bylaws of the Company and the Texas Business Corporation Act.


                   PROPOSAL TO APPROVE THE 1995 NON-EMPLOYEE
                          DIRECTOR STOCK OPTION PLAN

      On June 15, 1995, the Company's Board of Directors adopted, subject to shareholder approval, the 1995 Non-Employee Director Stock Option Plan (the "Director Plan"). The purpose of the Director Plan is to attract and retain the services of the Company's experienced and knowledgeable outside directors and to provide additional incentive for such persons to continue to work for the best interests of the Company and its shareholders. The Director Plan provides for the issuance of options to purchase up to an aggregate of 200,000 shares of the Company's Common Stock to the eligible outside directors (as described below). Approval of the Director Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting.

      The Board recommends a vote FOR approval of the 1995 Non-Employee Director Stock Option Plan.

      The following is a brief summary of the proposed Director Plan. The complete text, is attached as Appendix A to this Proxy Statement and reference is made to such Appendix for a complete statement of the provisions of the Director Plan.

      The Director Plan provides that on the date on which a non-employee Director is appointed as a member of the Option Committee he or she shall automatically be granted an option to purchase 30,000 shares of Common Stock on that day and on each anniversary of his/her appointment to the Option Committee. Each non-employee Director who is also a member of the Option Committee on the date of the Company's 1995 Annual Meeting will be deemed to have been first elected on such date. Option grants shall only be made to those directors who
(i) are not otherwise employees of the Company or any subsidiary on the date of grant; (ii) were not employees of the Company, or any subsidiary at any time during the period commencing on the date of the last annual meeting through the date of grant (the "Eligibility Period"); and (iii) were members of the Option Committee.

                             NEW PLAN BENEFITS
                      1995 Non-Employee Director Plan




   Name and Position              Dollar Value (1)             Number of Units
      Non-Employee                     N/A                        60,000 (2)
     Director Group



(1) All options under the Director Plan will be granted at Fair Market Value. Accordingly, the dollar value benefit is based upon future appreciation in the Company's Common Stock and therefore is not presently determinable.

(2) Represents options granted during the fiscal year 1995. In addition, each non-employee Director shall automatically be granted options to purchase an additional 30,000 shares on each anniversary of his/her appointment to the Option Committee; provided that such option grants shall only be made to those directors who (i) are not employees of the Company or any subsidiary at any time during the Eligibility Period and (ii) were members of the Option Committee on the grant date.

      Options under the Director Plan will be automatically granted to each eligible director as set forth above. The exercise price of the options will be the fair market value (as determined under the plan) of the underlying shares on the date of grant. The options shall vest and become exercisable as determined by the Board of Directors. All options under the Director Plan expire ten years from the date of grant. The number of shares subject to the plan or any option and the exercise price of such options are to be adjusted for any merger, consolidation, stock dividend or similar transaction.

      For outside directors receiving grants under the Director Plan, options may be exercised within 90 days after such persons cease to serve as a director of the Company. The options shall be exercisable by the optionee at any time during the 90 day period, provided the options were otherwise exercisable as of the date of termination and have not expired by their own terms.

      No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and each option is exercisable during an optionee's lifetime only by the optionee and, at death, by his heirs, executors or administrators.

      The Director Plan shall be administered by the Board of Directors of the Company, which may, subject to certain limitations, suspend, terminate or amend the plan.

      The grant of options will not result in taxable income to an optionee or a tax deduction for the Company. The exercise of an option will result in taxable ordinary income to the optionee and a corresponding deduction for the Company, in each case equal to the difference between the fair market value of the shares on the date the option was granted and the fair market value on the date the option was exercised.

               PROPOSAL TO APPROVE THE 1995 INCENTIVE AND NON-QUALIFIED
                                STOCK OPTION PLAN

      The Board of Directors has determined that it is in the best interest of the Company to continue its practice of making stock options available to those employees responsible for the continued growth of the Company's business. The Board of Directors believes that providing such employees with an opportunity to acquire a proprietary interest in the Company creates an increased interest in and greater concern for the growth, success and welfare of the Company. Accordingly, the Board of Directors adopted the 1995 Incentive and Non-qualified Stock Option Plan (the "Plan") on June 15, 1995, and directed that it be submitted for shareholder consideration and approval. Approval of the Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting.

      The Board recommends a vote FOR approval of the 1995 Incentive and Non-Qualified Stock Option Plan.

      The following is a brief summary of the proposed Plan. The complete text is attached as appendix B to this proxy Statement and reference is made to such Appendix for a complete statement of the provisions of the Plan.

      The Plan provides for the granting of options to purchase up to 800,000 shares of the Company's Common Stock. The Plan will be administered by the Board's Option Committee whose members shall be "disinterested persons" within the meaning of federal securities laws. Participants under the Plan will be selected by the Option Committee upon the recommendation of Management. All employees will be eligible for selection to participate in the Plan. The Option Committee will determine the number of shares to be optioned to any individual under the Plan, and options will vest and become exercisable in the manner and within the periods specified by the Option Committee in its discretion. The number and kind of shares subject to the Plan can be appropriately adjusted in the event of any change in the capital structure of the Company. Shareholders will have no pre-emptive rights with regard to shares issued pursuant to the Plan.

      The Plan enables the Company to grant either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are note intended to be "incentive stock options". No options may be granted under the Plan later than June 15, 2005. Any options granted under the Plan must have an exercise period of no more than ten years. The exercise price per share for each option may not be less than the fair market value on the date of grant, determined as prescribed by the Code. The Plan provides that payment for the portion exercised may be made only in whole at the time of exercise of the option in cash or by delivery of already owned shares of the Company's Common Stock, valued at its fair market value on the exercise date. Proceeds received from optioned shares will be used for general corporate purposes. To the extent that the aggregate fair market value (determined as of the time such option is granted) of the common stock for which any employee may have incentive stock options vest in any calendar year exceeds $100,000, such excess incentive stock options shall be treated as non-qualified options.

      No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and each option is exercisable during the lifetime of an optionee only by the optionee and at death by his heirs, executors or administrators.

      For optionees receiving grants under the Plan, options may be exercised within 90 days after such persons cease to be employed by or cease to be directors of the Company. The options shall be exercisable by the optionee at any time during the 90 day period, provided the options were otherwise exercisable as of the date of termination and have not expired by their own terms.

      The Board of Directors, subject to certain exceptions, may suspend, terminate or amend the Plan at its discretion.

      No determination has been made with respect to future recipients of options under the Plan and it is not possible to specify the names or positions of the persons to whom options may be granted, or the number of shares, within the limitations of the Plan, to be covered by such options.

      Under currently applicable provisions of the Code, as amended, an optionee will not be deemed to receive any income for federal income tax purposes upon the grant of any option under the Plan, nor will the Company be entitled to a tax deduction at that time. Upon the exercise of a non-incentive option, the optionee will be deemed to have received ordinary income in an amount equal to the difference between the exercise price and the market price of the shares on the exercise date. The Company will be allowed an income tax deduction equal to the excess of market value of the shares on the date of exercise over the cost of such shares to the optionee. No income will be recognized by the optionee at the time of exercise of an incentive stock option. If the stock is held at least one year following the exercise date and at least two years from the date of grant of the option, the optionee will realize a capital gain or loss upon sale, measured as the difference between the exercise price and the sale price. If both of these holding period requirements are not satisfied, ordinary income tax treatment will apply to the amount of gain at sale or exercise, whichever is less. If the actual gain exceeds the amount of ordinary income, the excess will be considered short-term or long-term capital gain depending on how long the shares are actually held. No income tax deduction will be allowed by the Company with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided such shares are held for the required periods as described above.


      Under the Code, as amended, an option will generally be disqualified from receiving incentive stock option treatment if it is exercised more than three months following termination of employment. However, if the optionee is disabled, such statutory treatment is available for one year following termination. If the optionee dies while employed by the Company or within three months thereafter, the statutory time limit is waived altogether. In no event do these statutory provisions extend the rights to exercise an option beyond those provided by its terms.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Company selected KPMG Peat Marwick LLP ("Peat Marwick") as independent auditors for the year ended December 31, 1995. Peat Marwick advised the Company that, in accordance with professional standards, it would not perform any non-audit service which would impair its independence for purposes of expressing an opinion on the Company's financial statements. A representative of Peat Marwick will attend the meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. The Audit Committee has not yet made a recommendation of independent auditors for 1996.

                                OTHER MATTERS

      The Board of Directors of the Company does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                           By Order of the Board of Directors




                                           W. H. HAYES
                                           Vice President and Secretary


Austin, Texas
May 2, 1996

                                   Appendix A

                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                       OF

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.

                               A Texas Corporation


                               I. Purpose of Plan

         The 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Plan") is intended to promote the interests of American Physicians Service Group, Inc., a Texas corporation (the "Company"), and its stockholders by helping to award and retain highly-qualified independent directors, and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, the Company shall grant to directors of the Company who are not employees of the Company or any of its subsidiaries ("Non- Employee Directors") the option ("Option") to purchase shares of the common stock, $0.10 par value per share, of the Company ("Common Stock"), as hereinafter set forth. Options granted under this Plan shall be options which do not constitute incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

                              II. Grant of Options

         Options may be granted only to individuals who are Non-Employee Directors of the Company and who are members of the Committee under the Company's Incentive Stock Option Plan (the "Committee"). On the date on which a Non-Employee Director is first elected or appointed as a member of the Committee, he or she (the "Optionee") shall be granted an Option to purchase 30,000 shares of Common Stock. Each Optionee shall be automatically granted options to purchase 30,000 shares of Common Stock on each anniversary of his/her appointment to the Committee. For purposes of this Article II, each Non-Employee Director who is also a member of the Committee in office on the effective date of this Plan shall be deemed to have been first elected at such date.

         If, as of any date that this Plan is in effect, there are not sufficient shares of Common Stock available under the Plan to allow for the grant to each Non-Employee Director of an option for the number of shares provided herein, this Plan shall terminate as provided in Article X hereof. All Options granted under this Plan shall be at the option price set forth in
Article V hereof and shall be subject to adjustment as provided in Article VII hereof.

                           III. Shares Subject to Plan

         The aggregate number of shares of Common Stock that may be issued pursuant to Options granted under this Plan shall not exceed 200,000 shares of Common Stock (subject to adjustment as provided in Article VII). Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of this Plan shall cease to be subject to this Plan, but, until termination of this Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of this Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares of Common Stock theretofore subject to such Option may again be subject to an Option granted under this Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under this Plan shall be subject to adjustment as provided in Article VII hereof. Exercise of an Option in any manner shall result in a decrease in the number of shares of Common Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

                              IV. Option Agreements

         Each Option shall be evidenced by a written agreement in the form attached hereto as Exhibit A.

                                 V. Option Price

         The purchase price for a share of Common Stock issued under each Option granted pursuant to this Plan shall be the fair market value for the Common Stock at the time the Option is granted. For all purposes under the Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the average of the high and low sales prices of the Common Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and ask prices of the Common Stock on the most recent date on which the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

                           VI. Options Nontransferable

         Each Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative; provided, however, that on and after the date the Corporation elects to have this Plan governed under the amendments to Rule 16b-3 effective on or after May 1, 1991, this Plan shall be deemed to be amended to limit the transferability of Options, including any exceptions thereto, to the same extent provided by Rule 16b-3 as so amended.

                     VII. Recapitalization or Reorganization

         In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, an appropriate and proportionate adjustment shall be made in the number of shares of Common Stock for which Options may be granted pursuant to Article III hereof. A corresponding change shall be made to the number and kind of shares, and the exercise price per share, of unexercised Options.

            VIII. Merger, Consolidation or Dissolution of Corporation

         Following the merger of one or more corporations into the Corporation, or any consolidation of the Corporation and one or more corporations in which the Corporation is the surviving corporation, the exercise of Options under this Plan shall apply to the shares of the surviving corporation.

         Not withstanding any other provision of this Plan, all Options under this plan shall terminate on the dissolution or liquidation of the Corporation, or on any merger or consolidation in which the Corporation is not the surviving corporation.

                                IX. Term of Plan

         This Plan shall be effective on approval by the shareholders of the Corporation in the manner required by Rule 16b-3. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Article VIII or Article X, the Plan shall terminate upon and no further Options shall be granted as of the date the remaining number of shares of Common Stock which may be issued under the Plan pursuant to Article IV is not sufficient to cover the Options required to be granted under Article III.

                      X. Amendment and Termination of Plan

         The Board in its discretion may terminate this Plan at any time with respect to any shares of Common Stock for which Options have not theretofore been granted. The Board shall have the right to alter or amend this Plan or any part hereof from time to time; provided, that this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided, further, that no change in any Option heretofore granted may be made which would impair the rights of an Optionee without the consent of such Optionee; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under this Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of this Plan, change the class of individuals eligible to receive Options under this Plan or extend the term of this Plan, without the approval of the Stockholders of the Company.

                         XI. Compliance with Section 16

         It is intended that this Plan and any grant of an Option made to a person subject to Section 16 of the Securities Exchange Act of 1934, as amended ( the "1934 Act") meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the 1934 Act. If any provision of this Plan or any such Option would disqualify this Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.


                              By: ________________________________
                                  Chairman & Chief Executive Officer

                                   Appendix B

               1995 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

                                       OF

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.

                               A Texas Corporation


                               I. Purpose of Plan

         The purpose of this 1995 Incentive Stock Option Plan (this "Plan") is to strengthen American Physicians Service Group, Inc. a Texas corporation (the "Corporation"), and its subsidiaries, by providing stock options as a means to attract, retain and motivate corporate personnel.

                               II. Administration

         This Plan shall be administered by a committee (the "Committee") composed of members selected by, and serving at the pleasure of, the Board of Directors of the Company (the "Board"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Consistent with Rule 16b-3 each committee member shall be a disinterested person, i.e., a person who has not been granted any equity security pursuant to a plan of the corporation or any of its affiliates during the one year prior to his becoming a committee member or during the period he serves as a committee member. The Committee shall have the sole authority to select the persons entitled to receive Options (as defined below) from among those eligible hereunder (the "Optionees") and to establish the number of shares that may be issued under each Option to such persons; provided, however, that, notwithstanding any provision in this Plan to the contrary, the maximum number of shares of common stock, $.10 par value per share of the Company (the "Common Stock") that may be subject to Options granted under the Plan to an individual Optionee during any calendar year may not exceed 150,000 (subject to adjustment in the same manner as provided in Article IX hereof to prevent dilution.) The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended ( the "Code"), including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are cancelled or repriced. The Committee shall have the power to make all determinations necessary for the administration of the Plan, subject to the restrictions on committee power set forth in Texas law.

                              III. Grant of Options

         The Corporation is authorized to grant incentive stock options ("Incentive Stock Options") as defined in section 422 of the Code and options that are not intended to be Incentive Stock Options (hereafter "Non-Qualified Stock Options" and, together with Incentive Stock Options, the "Options"). Any Option granted under this Plan shall be granted within 10 years form the date this Plan is adopted, or the date this Plan is approved by the stockholders pursuant to Article X, whichever is earlier. No option granted under this Plan shall be exercisable by its terms after the expiration of 10 years from the grant of the Option. Options may be granted only to individuals, (a) who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company or (b) who are directors of the Company who are not members of the Committee, at the time the Option is granted. Options may be granted to the same individual on more than one occasion.

         Incentive Stock Options may not be granted to persons who own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation, or of its parent or subsidiary, if any, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Common Stock subject to such Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of the grant.

         To the extent that the aggregate fair market value of Common Stock (as determined in good faith by the Committee at the time the Incentive Stock Option is granted), with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Corporation and any parent or subsidiary corporation) exceeds $100,000, such excess Incentive Stock Options shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

                            IV. Stock Subject to Plan

         The aggregate number of shares of Common Stock that may be issued pursuant to Options granted under this Plan shall not exceed 800,000 shares of Common Stock (subject to adjustment as provided in article VIII). Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares of Common stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of this Plan shall cease to be subject to this Plan, but, until termination of this Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of this Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares of Common Stock theretofore subject to such Option may again be subject to an Option granted under this Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under this

Plan shall be subject to adjustment as provided in Article VIII hereof. Exercise of an Option in any manner shall result in a decrease in the number of shares of Common Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Non-Qualified Stock Options.

                              V. Option Agreements

         Each Option shall be evidenced by a written agreement between the Company and the Optionee ("Option Agreement") which shall contain such terms and conditions as the Committee deems necessary, including, without limitation, terms and conditions relating to the termination of Options. The terms and conditions of the respective Option Agreements need not be identical. Moreover, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to such option price.

                                VI. Option Price

         The purchase price for a share of Common Stock subject to an Incentive Stock Option granted pursuant to this Plan shall not be less than the fair market value of the Common Stock subject to such Incentive Stock Option at the time such Option is granted. The purchase price for a share of the Common Stock subject to a Non-Qualifying Stock Option granted pursuant to this Plan shall be not less than 100% of the fair market value of the Common Stock subject to such Non-Qualifying Stock Option on the date such Option is granted.

         For all purposes under the Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the average of the high and low sales prices of the Common Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and ask prices of the Common Stock on the most recent date on which the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

                          VII. Options Nontransferable

         Each Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative; provided, however, that on and after the date the Corporation elects to have this Plan governed under the amendments to Rule 16b-3 effective on or after May 1, 1991, this Plan shall be deemed to be amended to limit the transferability of Options, including any exceptions thereto, to the same extent provided by Rule 16b-3 as so amended.

                    VIII. Recapitalization or Reorganization

         In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, an appropriate and proportionate adjustment shall be made in the number of shares of Common Stock for which Options may be granted pursuant to Article Iv hereof. A corresponding change shall be made to the number and kind of shares, and the exercise price per share, of unexercised Options.

             IX. Merger, Consolidation or Dissolution of Corporation

         Following the merger of one or more corporations into the Corporation, or any consolidation of the Corporation and one or more corporations in which the Corporation is the surviving corporation, the exercise of Options under this Plan shall apply to the shares of the surviving corporation.

         Not withstanding any other provision of this Plan, all Options under this plan shall terminate on the dissolution or liquidation of the Corporation, or on any merger or consolidation in which the Corporation is not the surviving corporation.

                            X. Effective Date of Plan

         This Plan shall be effective on approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present or represented and entitled to vote thereon at a duly held shareholder meeting or by unanimous written consent of the stockholders of the Corporation in the manner required by Rule 16b-3.

                      XI. Amendment or Termination of Plan

         The Board in its discretion may terminate this Plan at any time with respect to any shares of Common Stock for which Options have not theretofore been granted. The Board shall have the right to alter or amend this Plan or any part hereof from time to time; provided, that no change in any Option heretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the Stockholders of the Company.

                         XII. Compliance with Section 16

         With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.



                              By: __________________________________
                               Kenneth S. Shifrin, Chairman of the Board

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 13, 1996

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of American Physicians Service Group, Inc. (the "Company") to be held on June 13, 1996, and the Proxy Statement in connection therewith, each dated May 2, 1996, (b) appoints Kenneth S. Shifrin and William H. Hayes, or either of them, as Proxies, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote, as designated below, all the shares of Common Stock of American Physicians Service Group, Inc., held of record by the undersigned on April 26, 1996, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

Election of Directors, Nominees:            (change of address)

Jack R. Chandler, M.D.,                 _________________________

Richard J. Clark,
                                        _________________________
Jack Murphy,

Robert L. Myer,                         _________________________

William A. Searles,

and Kenneth S. Shifrin.            (If you have written in the above space,
                                   please mark the corresponding box on the reverse side of this card.)

THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR THE STOCK OPTION PROPOSALS AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS.
                                                                SEE REVERSE
                                                                   SIDE

                  Please mark your
                  votes as in this
                  example.


                FOR    WITHHELD                          FOR    AGAINST  ABSTAIN
1 Election of                       2  Approval of
  Directors                            the 1995 Non-
 (see reverse)                         Employee Director
                ----   ------          Stock Option Plan  ____  ____     _____


                                    3 Approval of
For, except vote withheld             the 1995 Incentive
from The following nominee(s):        and Non-Qualified
                                      Stock Option Plan   ____  ____     _____


                                    4 In their discretion
                                      the Proxies are
                                      authorized to vote
                                      upon such other
                                      business as may
                                      properly come before
                                      the meeting or any
                                      adjournemnt(s)thereof


                                      Change of
                                      Address


         SIGNATURE(S)_________________________        DATE _________________

         SIGNATURE(S)_________________________        DATE _________________

          NOTE: Please sign your name above exactly as it appears on your stock certificate, date, and return promptly. When signing on behalf of a corporation, partnership, estate, trust, or in any other representative capacity, please sign name and title. For joint accounts, each joint owner must sign.